                                                                    Exhibit 99.1

[GRAPHIC Del
 OMITTED]Global
         Technologies
         Corp.

                              FOR IMMEDIATE RELEASE

                          DEL GLOBAL TECHNOLOGIES NAMES
                   JAMES A. RISHER CHIEF EXECUTIVE OFFICER AND
                       MARK ZORKO CHIEF FINANCIAL OFFICER

VALHALLA,  NY - September 1, 2006 -- DEL GLOBAL  TECHNOLOGIES CORP. (DGTC) ("Del
Global" or "the Company")  today announced the appointment of James A. Risher as
Chief  Executive  Officer,  effective  August 31, 2006,  and Mark Zorko as Chief
Financial  Officer,  effective  August 30, 2006.  As previously  announced,  Mr.
Risher,  63,  was  appointed  Interim  Chief  Executive  Officer  of Del  Global
effective July 22, 2006. Mr. Risher has been a member of the Company's  Board of
Directors  since  April 27,  2005.  He has been the  Managing  Partner of Lumina
Group,  LLC,  a private  company  engaged  in the  business  of  consulting  and investing in small and mid-size companies, since 1998. From February 2001 to May
2002,  Mr.  Risher  served as Chairman and Chief  Executive  Officer of BlueStar
Battery  Systems  International,  Inc.,  a Canadian  public  company  that is an
e-commerce  distributor  of  electrical  and  electronic  products  to  selected automotive  aftermarket  segments and targeted industrial markets.  From 1986 to
1998, Mr. Risher served as a director,  Chief Executive Officer and President of
Exide Electronics Group, Inc. ("Exide"),  a global leader in the uninterruptible power supply industry. He also served as Chairman of Exide from December 1997 to
July 1998.  Mr.  Risher  has also been a  director  of SL  Industries,  Inc.,  a manufacturer  and marketer of power and data quality  systems and  equipment for individual,  medical, aerospace and consumer applications,  since May 2003 and a director of New Century  Equity  Holdings  Corp., a holding  company  seeking to acquire a new business, since October 2004.

Since 2000, Mr. Zorko, 54, has been a CFO Partner at Tatum CFO Partners,  LLP, a professional services firm where he has held financial leadership positions with public and private  client  companies.  From 1996 to 1999,  Mr.  Zorko was Chief
Financial  Officer and Chief  Information  Officer for Network  Services  Co., a
privately  held  distribution   company.  His  prior  experience  includes  Vice
President,  Chief Financial Officer and Secretary of Comptronix  Corporation,  a
publicly held electronic systems manufacturing company, corporate controller for
Zenith Data Systems  Corporation,  a privately held computer  manufacturing  and retail electronics company,  and finance manager positions with Honeywell,  Inc.
Mr. Zorko was a senior  staff  consultant  with Arthur  Andersen & Co. Mr. Zorko served in the Marine  Corps.  from 1970 to 1973.  He has served as a director of
Guardian  Technologies  International,  Inc. since November 2005. Mr. Zorko is a board  advisor to  Medspeed,  Inc.,  a  privately  held  medical  transportation logistics  company.  Mr. Zorko earned a BS degree in Accounting  from Ohio State

Del Global Technologies                                                   Page 2
July 25, 2006

University,  an MBA from the  University of  Minnesota,  and completed the FEI's
Chief Financial Officer program at Harvard University.  He is a certified public accountant and a member of the National Association of Corporate Directors.

James A. Risher,  CEO of Del Global,  stated,  "I look forward to  continuing my service to Del Global as full-time CEO. I am also pleased to welcome Mark to the
Company.  His financial  background and relevant  industry  experience should be tremendous assets in leveraging Del Global's product portfolio and international presence."

ABOUT DEL GLOBAL TECHNOLOGIES

Del Global  Technologies  Corp. is primarily engaged in the design,  manufacture
and  marketing  of  cost-effective   medical  imaging  and  diagnostic   systems
consisting of stationary and portable  x-ray systems,  radiographic/fluoroscopic systems,  dental imaging systems and proprietary  high-voltage  power conversion subsystems for medical and other critical industrial  applications.  Through its
RFI  subsidiary,  Del  Global  manufactures  electronic  filters,  high  voltage capacitors, pulse modulators,  transformers and reactors, and a variety of other products  designed  for  industrial,  medical,  military  and  other  commercial applications.

Statements   about  future   results   made  in  this  release  may   constitute
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation   Reform  Act  of  1995.   These  statements  are  based  on  current
expectations  and the current  economic  environment.  Del Global  cautions that these  statements are not  guarantees of future  performance.  These  statements involve a number of risks  and  uncertainties  that are  difficult  to  predict, including,  but not  limited  to: the  ability of Del  Global to  implement  its business  plan;  retention of  management;  changing  industry  and  competitive conditions;  obtaining  anticipated operating  efficiencies;  securing necessary capital facilities;  favorable  determinations in various legal matters;  market and operating  risks from foreign  currency  exchange  exposures;  and favorable general economic  conditions.  Actual results could differ materially from those expressed or implied in the forward-looking  statements.  Important  assumptions and other important factors that could cause actual results to differ materially from those in the  forward-looking  statements  are  specified in the  Company's filings with the Securities and Exchange Commission.

DEL GLOBAL TECHNOLOGIES CORP.                     INVESTOR RELATIONS:
James A. Risher,                                  The Equity Group Inc.
Interim Chief Executive Officer (847) 288-7065    Devin Sullivan  (212) 836-9608
Mark Koch,                                        Maura Gedid  (212) 836-9605
Principal Accounting Officer (914) 686-3650